FOR IMMEDIATE RELEASE

              iVILLAGE REPORTS THIRD QUARTER 2000 FINANCIAL RESULTS

    29% Sequential Improvement in EBITDA, 133% Year-over-Year Revenue Growth, and Continued Progress Toward Profitability

New York, NY - October 25, 2000 - iVillage Inc. (Nasdaq: IVIL), operator of iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage), today announced financial results for the third quarter ended September 30, 2000.

iVillage reported $20.2 million in revenue for the third quarter 2000, a 133% increase over revenue of $8.7 million for the comparable year-ago quarter. Net revenues for the second quarter 2000 were $19.4 million.

iVillage reported an Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) loss, excluding one-time charges, of $7.0 million for the quarter ended September 30, 2000, a 61% improvement from an EBITDA loss of $17.8 million for the comparable year-ago period, and a 29% decline from an EBITDA loss of $9.9 million for the quarter ended June 30, 2000.

For the third quarter, iVillage reported a net loss from continuing operations of $16.2 million, or ($0.55) per share, excluding two non-cash write-downs totaling $103.2 million, compared to a net loss from continuing operations of $24.9 million, or ($0.98) per share, for third quarter 1999, a 35% improvement. The third quarter 2000 write-down was primarily attributable to an impairment of goodwill related to historical acquisitions by the company. Net loss for the second quarter 2000 from continuing operations, excluding a one-time charge, was $19.9 million or ($0.67) per share.

Net loss for the third quarter 2000 including non-cash items was $119.0 million or ($4.00) per share, compared to a net loss for the second quarter 2000 of $37.3 million, or ($1.25) per share.

At the end of the third quarter 2000, iVillage had $67.1 million in cash, cash equivalents and restricted cash on its balance sheet. This is down from $77.8 million at the end of the second quarter of 2000. The $10.7 million cash burn for the second quarter was comprised of $7.0 million in EBITDA losses and $3.7 million related to the build out of iVillage's offices.

"Once again, iVillage is realizing the results of our consistent focus, as this quarter we continued to drive traffic, decrease operating losses and attract top-notch talent, sponsors and brands," said Doug McCormick, CEO of iVillage. "We have seen success in driving top-line advertising revenue, as blue-chip brands expand their presence on the network; proof that the iVillage sponsorship-based model is working and that Internet advertising continues to play an important role in an advertiser's branding toolkit."

"For the first time, women now compromise the majority of the U.S. online population," said Nancy Evans, Co-Founder and Editor-in-Chief of iVillage. "As the number one women's Web site, iVillage continues to lead industry metrics and provide women with meaningful solutions for their lives."

iVillage continues to be the leading women's site:

o For the month of September 2000, iVillage had a reach of 12%, based on a custom report run by Media Metrix. Traffic to iVillage.com grew by 22% sequentially to 204 million average monthly page views during the third quarter 2000, up from 166 million average monthly page views in the second quarter 2000. This is an 80% increase over the 113 million average monthly page views during the third quarter of 1999.

o In September, iVillage ranked 23rd out of the top 50 sites in minutes spent per month, as well as 30th in pages per visitor per month.

o iVillage continues to maximize its advertising revenue, with revenue per thousand page views of more than $33 in the third quarter. Once again, iVillage's revenue per thousand page views remains among the highest in the industry, continuing to outperform all other vertical content sites including the computer, sports and women categories.

Advertisers understand the relevance and benefits of targeting to this strategic market. As such, iVillage continues to add to its stable of blue-chip brands, while providing additional marketing tools that benefit users and merchants alike:

o During the third quarter, the company expanded the number of new advertisers appearing on the site. More than 30 new brands were added, including Estee Lauder's Origins, Glaxo Wellcome's Flonase, Johnson & Johnson's Tylenol, and Procter & Gamble brands Secret, Vidal Sassoon, Cover Girl, Crest, Pantene, and Herve Leger. Additionally, iVillage strengthened its ties with blue-chip Unilever, adding the Elizabeth Arden, Salon Selectives, Thermasilk and Finesse brands.

o iVillage partnered with Dynamic Logic, a leading online research firm, to offer enhanced services and viewer metrics to clients. Through the agreement, iVillage will be able to show sponsors the effectiveness of their sponsorship and advertising campaigns on the iVillage Network. The cross-selling opportunities that arise out of the partnership may create opportunities for additional revenue for iVillage.

"The performance of our team this quarter helped further eclipse our competition and distinguish ourselves through proven results," McCormick continued. "As we continue to focus on the bottom line, we're committed to developing new areas of revenue at iVillage."

iVillage continued to reach key milestones in its drive to grow traffic, increase brand awareness, and accelerate towards profitability:

o iVillage launched Lamaze.com, adding to parenting resources on iVillage's network. Lamaze.com is the first Web property created following iVillage's purchase of Lamaze Publishing Company. The site contains rich content, personalized tools, expert advice and community support, offering a new channel for advertisers, to help them reach an extremely focused parenting niche on the Web.

o iVillage closed the deal to form iVillage UK, its international joint venture with Tesco, and made a number of senior managerial appointments that further position the venture to achieve category leadership. Tina Gaudoin, a well-known editor and writer with experience at such major publications as Harper's Bazaar and American Vogue, was named Editorial Director. In addition, Janice Fernandes, a former Sales Manager from TDI Advertising Ltd., will serve as Sales Director. iVillage UK is expected to launch in the fourth quarter 2000.

o iVillage partnered with e-Commerce Solutions (ECS) to develop and maintain the shopping section of the iVillage Web site. ECS and iVillage together will manage a new performance-based e-commerce application, enabling iVillage to proactively monitor sales for its commerce partners. iVillage will receive a revenue share on sold goods and revenue-generating sponsorship agreements with the e-commerce merchants.

iVillage also continued to grow allHealth.com, the company's health area, into one of the leading health destinations on the Internet:

o iVillage appointed Dr. Holly Atkinson, a world-renowned health expert and leading spokesperson for women's health, as President of AllHealth.com. Formerly President and CEO of Reuters Health Information, Dr. Atkinson will help maximize the reach and impact of one of the oldest and most visited health communities on the Web through the overseeing of daily operations and strategy of all health initiatives, partnerships and sponsors of the channel.

About iVillage.com: The Women's Network
iVillage.com: The Women's Network (http://www.ivillage.com and AOL keyword: ivillage) is the leading women's network online providing practical solutions and everyday support for women between the ages of 25 and 54. iVillage.com is organized into branded communities across 17 content channels that focus on issues of most importance to women and provide interactive services, peer support and online access to experts and tailored shopping opportunities. Content channels include allHealth, Astrology, Beauty, Click!: Where Computers Make Sense, Diet & Fitness, Food, Home & Garden, Lamaze.com, MoneyLife, ParentsPlace, Parent Soup, Pets, Readers & Writers, Relationships, Travel, Work from Home and Working Diva. Established in 1995 and headquartered in New York City, iVillage Inc. (Nasdaq: IVIL) is a new media company, recognized as an industry leader in developing innovative sponsorship and commerce relationships that match the desire of marketers to reach women with the needs of iVillage.com members for relevant information and services.

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995:

     iVillage Inc. has included in this press release certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 concerning iVillage's business, operations and financial condition. The words or phrases "can be", "expects", "may affect", "may depend", "believes", "estimate", "project" and similar words and phrases are intended to identify such forward-looking statements. Such forward-looking statements are subject to various known and unknown risks and uncertainties and iVillage cautions you that any forward-looking information provided by or on behalf of iVillage is not a guarantee of future performance. Actual results could differ materially from those anticipated in such forward-looking statements due to a number of factors, some of which are beyond iVillage's control, in addition to those discussed in iVillage's other press releases, public filings and statements by iVillage's management, including (i) the volatile and competitive nature of the Internet industry, (ii) changes in domestic and foreign economic and market conditions, (iii) the effect of federal, state and foreign regulation on iVillage's business, (iv) the impact of recent and future acquisitions and joint ventures on iVillage's business and financial condition, and (v) iVillage's ability to establish and maintain relationships with advertisers, sponsors, and other third party providers and partners. All such forward-looking statements are current only as of the date on which such statements were made. iVillage does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.


                                      # # #


Contacts:

Media:
The Abernathy MacGregor Group
Carl Fischer
212-371-5999
crf@abmac.com

Analysts and Investors:
iVillage                            The Abernathy MacGregor Group
Barbara Coffey                      Carina Thate
917-326-4193                        212-371-5999
bcoffey@mail.ivillage.com           cct@abmac.com
                         iVillage Inc. and Subsidiaries
                      Condensed Consolidated Balance Sheets

                                 (in thousands)


                                                          September 30,       December 31,
                                                              2000                1999
                                                        ----------------------------------
                                                          (Unaudited)
                     ASSETS:

Current assets:
  Cash and cash equivalents                             $   57,804            $  106,010
  Restricted cash                                                -                 1,495
  Accounts receivable, net                                   7,487                 6,620
  Inventory                                                      -                 2,332
  Other current assets                                       8,950                 3,193
                                                        ----------            ----------
    Total current assets                                    74,241               119,650

Restricted cash                                              9,250                    -
Fixed assets, net                                           17,809                10,017
Goodwill and intangible assets, net                         39,326               175,143
Other assets                                                   500                 7,938
Non-current assets of discontinued operations                  275                     -
                                                        ----------            ----------
    Total assets                                        $  141,401            $  312,748
                                                        ==========            ==========

              LIABILITIES and STOCKHOLDERS' EQUITY:

Current liabilities:
  Accounts payable, accrued expenses and other          $   17,417            $   16,216
  Deferred revenue                                           9,176                12,682
  Net current liabilities of discontinued operations         1,282                     -
                                                        ----------            ----------
    Total current liabilities                               27,875                28,898

Other long-term liabilities                                  4,362                     -
                                                        ----------            ----------
    Total liabilities                                       32,237                28,898
                                                        ----------            ----------

Commitments and contingencies

Stockholders' equity                                       109,164               283,850
                                                        ----------            ----------
    Total liabilities and stockholders' equity          $  141,401            $  312,748
                                                        ==========            ==========

                         iVillage Inc. and Subsidiaries
                 Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)


                                                                       Three months ended September 30,
                                                                      ----------------------------------
                                                                         2000                    1999
                                                                      -----------            -----------
                                                                      (Unaudited)
Revenues                                                              $   20,191             $    8,655

Cost of revenues                                                           7,196                  3,884
                                                                      ----------             ----------
Gross margin                                                              12,995                  4,771
                                                                      ----------             ----------

Operating expenses:
  Product development and technology                                       2,217                  1,292
  Sales and marketing                                                     12,290                 13,632
  Sales and marketing - NBC expenses                                         640                  4,605
  General and administrative                                               4,896                  3,030
  Depreciation and amortization                                           10,767                  8,213
  Impairment of goodwill                                                  98,056                      -
                                                                      ----------             ----------

    Total operating expenses                                             128,866                 30,772
                                                                      ----------             ----------

    Loss from operations                                                (115,871)               (26,001)

Interest income, net                                                       1,315                    937
Other income, net                                                            400                    129
Writedown of investments                                                  (5,100)                     -
Loss from unconsolidated joint venture                                      (115)                     -
                                                                      ----------             ----------

    Net loss from continuing operations                                 (119,371)               (24,935)
                                                                      ----------             ----------
Preferred stock deemed dividend                                                -                      -
                                                                      ----------             ----------

Net loss attributable to common stockholders
    from continuing operations                                          (119,371)               (24,935)

Discontinued operations                                                      409                 (3,471)
                                                                      ----------             ----------

Net loss attributable to common stockholders                          $ (118,962)            $  (28,406)
                                                                      ==========             ==========

Basic and diluted net loss per share attributable
    to common stockholders from continuing operations,
    excluding impairment of goodwill and writedown
    of investments                                                    $    (0.55)            $    (0.98)
                                                                      ==========             ==========

Basic and diluted net loss per share attributable
    to common stockholders                                            $    (4.00)            $    (1.12)
                                                                      ==========             ==========

Weighted average shares of common stock outstanding
  used in computing basic and diluted net loss per share                  29,704                 25,430
                                                                      ==========             ==========

Other supplemental information:
  EBITDA loss, excluding impairment of goodwill                       $   (7,048)            $  (17,788)
                                                                      ==========             ==========

  EBITDA loss, excluding NBC expenses and impairment
    of goodwill                                                       $   (6,408)            $  (13,183)
                                                                      ==========             ==========

                                                                         Nine months ended September 30,
                                                                        ---------------------------------
                                                                            2000                  1999
                                                                        ------------          -----------

Revenues                                                              $    57,687             $   19,864

Cost of revenues                                                           20,807                 10,490
                                                                      -----------             ----------
Gross margin                                                               36,880                  9,374
                                                                      -----------             ----------

Operating expenses:
  Product development and technology                                        5,775                  3,895
  Sales and marketing                                                      35,901                 28,426
  Sales and marketing - NBC expenses                                        6,747                 12,177
  General and administrative                                               17,960                  9,287
  Depreciation and amortization                                            33,526                 14,253
  Impairment of goodwill                                                   98,056                      -
                                                                      -----------             ----------

    Total operating expenses                                              197,965                 68,038
                                                                      -----------             ----------

    Loss from operations                                                 (161,085)               (58,664)

Interest income, net                                                        4,195                  2,449
Other income, net                                                             523                    129
Writedown of investments                                                  (13,179)                     -
Loss from unconsolidated joint venture                                       (115)                     -
                                                                      -----------             ----------

    Net loss from continuing operations                                  (169,661)               (56,086)
                                                                      -----------             ----------
Preferred stock deemed dividend                                                 -                (23,612)
                                                                      -----------             ----------

Net loss attributable to common stockholders
    from continuing operations                                           (169,661)               (79,698)

Discontinued operations                                                   (11,727)                (6,983)
                                                                      -----------             ----------

Net loss attributable to common stockholders                          $  (181,388)            $  (86,681)
                                                                      ===========             ==========

Basic and diluted net loss per share attributable
    to common stockholders from continuing operations,
    excluding impairment of goodwill and writedown
    of investments                                                    $     (1.97)            $    (4.36)
                                                                      ===========             ==========

Basic and diluted net loss per share attributable
    to common stockholders                                            $     (6.11)            $    (4.74)
                                                                      ===========             ==========

Weighted average shares of common stock outstanding
    used in computing basic and diluted net loss per share                29,704                 18,287
                                                                      ===========             ==========

Other supplemental information:
  EBITDA loss, excluding impairment of goodwill                       $   (29,503)            $  (44,411)
                                                                      ===========             ==========

  EBITDA loss, excluding NBC expenses and impairment
    of goodwill                                                       $   (22,756)            $  (32,234)
                                                                      ===========             ==========

                         iVillage Inc. and Subsidiaries
            Pro Forma Condensed Consolidated Statements of Operations
                    (in thousands, except per share amounts)


                                                            Three months ended September 30,        Nine months ended September 30,
                                                           ----------------------------------      ---------------------------------
                                                               2000                  1999               2000                1999
                                                           -------------        -------------      -------------       -------------
                                                                                          (Unaudited)
Revenues                                                   $     20,191         $      8,655       $        57,687     $     19,864

Cost of revenues                                                  7,196                3,884                20,807           10,490
                                                           ------------         ------------       ---------------     ------------

Gross margin                                                     12,995                4,771                36,880            9,374
                                                           ------------         ------------       ---------------     ------------


Operating expenses:
  Product development and technology                              2,217                1,292                 5,775            3,895
  Sales and marketing                                            12,290               13,632                35,901           28,426
  Sales and marketing - NBC expenses                                640                4,605                 6,747           12,177
  General and administrative                                      4,896                3,030                17,960            9,287
  Depreciation and amortization                                  10,767                8,213                33,526           14,253
                                                           ------------         ------------       ---------------     ------------

    Total operating expenses                                     30,810               30,772                99,909           68,038
                                                           ------------         ------------       ---------------     ------------

    Loss from operations                                        (17,815)             (26,001)              (63,029)         (58,664)

Interest income, net                                              1,315                  937                 4,195            2,449
Other income, net                                                   400                  129                   523              129
Loss from unconsolidated joint venture                             (115)                   -                  (115)               -
                                                           ------------         ------------       ---------------     ------------

Net loss attributable to common stockholders               $    (16,215)        $    (24,935)      $       (58,426)    $    (56,086)
                                                           ============         ============       ===============     ============

Basic and diluted net loss per share attributable
    to common stockholders                                 $      (0.55)        $      (0.98)      $         (1.97)    $      (3.07)
                                                           ============         ============       ===============     ============
Weighted average shares of common stock outstanding
    used in computing basic and diluted net loss per share       29,704               25,430                29,704           18,287
                                                           ============         ============       ===============     ============

Other supplemental information:
  EBITDA loss                                              $     (7,048)        $    (17,788)      $       (29,503)    $    (44,411)
                                                           ============         ============       ===============     ============
  EBITDA loss, excluding NBC expenses                      $     (6,408)        $    (13,183)      $       (22,756)    $    (32,234)
                                                           ============         ============       ===============     ============

ProForma results exclude the effects of the following non-recurring transactions:
   - Impairment of goodwill of $98.1 million in the third quarter 2000
   - Writedown of investments of $5.1 million in the third quarter 2000, and $8.1 million in the second quarter 2000
   - Preferred stock deemed dividend of $23.6 million in the first quarter 1999
   - Operating results of the iBaby subsidiary for the three and nine months ended September 30, 2000 and 1999 due to the discontinuance of its operations in the second quarter of 2000

Summary Statistics For iVillage - for September 2000


                                   ------------------------------------------------------------
                                         Media Metrix          Media Metrix          Nielsen/
                                         Digital Media         Digital Media        NetRatings
                                          Syndicated              Custom            Syndicated
                                            Report                Report              Report
                                                                                       Home
-----------------------------------------------------------------------------------------------
Unique Visitors (000)                       7,996                 9,604               7,012
-----------------------------------------------------------------------------------------------
% Reach                                     10.0%                 12.0%                7.9%
-----------------------------------------------------------------------------------------------
Property Rank                                  28                                        23
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Number of Pages per Visitor per Month        12.6                                        19
-----------------------------------------------------------------------------------------------
Rank within top 50 sites                       30                                        28
-----------------------------------------------------------------------------------------------
Minutes Spent per Usage Month                12.2                  12.3                12.8
-----------------------------------------------------------------------------------------------
Rank within top 50 sites                       23                                        24
-----------------------------------------------------------------------------------------------

                                       ---------------------------------------------------
                                          Nielsen/            PC Data        Doubleclick
                                         NetRatings           Online            DART
                                         Syndicated         Syndicated       Proprietary
                                           Report             Report           Report
                                         Home & Work
------------------------------------------------------------------------------------------
Unique Visitors (000)                      10,017              11,655          13,264
------------------------------------------------------------------------------------------
% Reach                                     10.4%              13.40%
------------------------------------------------------------------------------------------
Property Rank                                  25                  24
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Number of Pages per Visitor per Month          19                23.4
------------------------------------------------------------------------------------------
Rank within top 50 sites                       34                  31
------------------------------------------------------------------------------------------
Minutes Spent per Usage Month                12.8                18.2
------------------------------------------------------------------------------------------
Rank within top 50 sites                       31                  28
------------------------------------------------------------------------------------------

What the third-party audience measurement services measure

                                   ---------------------------------------------------------------------
                                         Media Metrix              Media Metrix              Nielsen/
                                         Digital Media             Digital Media            NetRatings
                                          Syndicated                  Custom                Syndicated
                                            Report                    Report                  Report
--------------------------------------------------------------------------------------------------------
WWW U.S. home use                              X                         X                       X
--------------------------------------------------------------------------------------------------------
WWW U.S. work use                              X                         X
--------------------------------------------------------------------------------------------------------
WWW Int'l home use
--------------------------------------------------------------------------------------------------------
WWW Int'l work use
--------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. home use                  X                         X
--------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. work use                  X                         X
--------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. home use
(adds iVillage message boards and chats)                                 X
--------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. work use
(adds iVillage message boards and chats)                                 X
--------------------------------------------------------------------------------------------------------
Other Commercial Online Services
(CompuServe, Prodigy) and Off-line
Ad-Supported Digital Applications
(Juno, ICQ, Pointcast, etc.)                   X                         X
--------------------------------------------------------------------------------------------------------

                                   --------------------------------------------------------------------
                                          Nielsen/                PC Data              Doubleclick
                                         NetRatings               Online                  DART
                                         Syndicated             Syndicated             Proprietary
                                           Report                 Report                 Report
-------------------------------------------------------------------------------------------------------
WWW U.S. home use                            X                       X                      X
-------------------------------------------------------------------------------------------------------
WWW U.S. work use                            X                                              X
-------------------------------------------------------------------------------------------------------
WWW Int'l home use                                                                          X
-------------------------------------------------------------------------------------------------------
WWW Int'l work use                                                                          X
-------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. home use                                        X
-------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. work use
-------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. home use
(adds iVillage message boards and chats)
-------------------------------------------------------------------------------------------------------
AOL Proprietary U.S. work use
(adds iVillage message boards and chats)
-------------------------------------------------------------------------------------------------------
Other Commercial Online Services
(CompuServe, Prodigy) and Off-line
Ad-Supported Digital Applications
(Juno, ICQ, Pointcast, etc.)
-------------------------------------------------------------------------------------------------------

                                  iVillage Inc.
                 Income Statement ($ in Million except for EPS)


                                                     Mar-99    Jun-99    Sep-99    Dec-99      FY 99    Mar-00    Jun-00     Sep-00
Revenue                                               4.793     6.416     8.655    16.712     36.576    18.104    19.392     20.191
Growth q-q                                                        34%       35%       93%                   8%        7%         4%
Growth Y/y                                                                                                278%      202%       133%

Cost of Revenues                                      3.722     2.885     3.884     4.935     15.425     6.619     6.992      7.196
                                                  ----------------------------------------------------------------------------------
Gross Profit                                          1.072     3.531     4.771    11.777     21.151    11.485    12.400     12.995
Gross Margin                                            22%       55%       55%       70%        58%       63%       64%        64%

Product Development & Technology                      1.408     1.195     1.292     1.331      5.226     1.499     2.059      2.217
  % of Revenues                                         29%       19%       15%        8%        14%        8%       11%        11%
Sales and Marketing                                  10.553    11.813    18.237    22.923     63.526    15.912    13.806     12.930
  % of Revenues                                        220%      184%      211%      137%       174%       88%       71%        64%
General and Administrative                            3.245     3.012     3.030     3.878     13.165     6.608     6.456      4.896
  % of Revenues                                         68%       47%       35%       23%        36%       37%       33%        24%
Depreciation and Amortization                         2.389     3.651     8.213    11.467     25.720    11.468    11.291     10.767
  % of Revenues                                         50%       57%       95%       69%        70%       63%       58%        53%
Impairment of Goodwill                                                                                                       98.056
                                                  ----------------------------------------------------------------------------------
Total Operating Expenses                             17.595    19.671    30.772    39.599    107.637    35.487    33.612    128.866
  % of Revenues                                        367%      307%      356%      237%       294%      196%      173%       638%

Loss from Operations                                (16.523)  (16.140)  (26.001)  (27.821)   (86.486)  (24.002)  (21.212)  (115.871)

Interest Income (Expense) & Other                     0.330     1.182     0.937     1.636      4.085     1.558     1.322      1.315
Other Income (Expense)                                                    0.129     0.142      0.271     0.161    (8.117)    (4.700)
Loss from unconsolidated JV                                                                                                  (0.115)
                                                  ----------------------------------------------------------------------------------
Net loss from continuing operations                 (16.193)  (14.958)  (24.935)  (26.044)   (82.130)  (22.282)  (28.007)  (119.371)

  Preferred Dividend                                (23.612)                                 (23.612)
  Discontinued Operations                            (1.367)   (2.145)   (3.471)   (3.888)   (10.871)   (2.885)   (9.251)     0.409
                                                  ----------------------------------------------------------------------------------
Net Loss Attributed to Common                       (41.172)  (17.103)  (28.406)  (29.932)  (116.613)  (25.167)  (37.258)  (118.962)

  EPS from continuing operations - excluding
    impairment of goodwill and investment
    writedowns                                      $ (0.89)  $ (0.63)  $ (0.98)  $ (0.91)   $ (3.98)  $ (0.75)  $ (0.67)   $ (0.55)

 EPS                                                $ (2.25)  $ (0.72)  $ (1.12)  $ (1.04)   $ (5.58)  $ (0.85)  $ (1.25)   $ (4.00)
 Shares out                                          18.295    23.728    25.430    28.660     20.901    29.630    29.691     29.704

Additional Financial Information
Revenue from Barter                                   0.841     0.855     0.800     0.829      3.325     0.808     0.903      0.965
  % of Revenues                                         18%       13%        9%        5%         9%        4%        5%         5%
Sales and Marketing related to NBC                    3.106     4.466     4.605     5.288     17.465     3.292     2.815      0.640
EBITDA                                              (14.134)  (12.489)  (17.788)  (16.355)   (60.766)  (12.534)   (9.921)    (7.048)
EBITDA - excluding NBC                              (11.028)   (8.023)  (13.183)  (11.067)   (43.301)   (9.242)   (7.106)    (6.408)

Balance Sheet and Other Highlights
 Cash & Restricted Cash (in millions)                100.52     85.28     62.01    107.50                93.22     77.76      67.05
Average monthly pageview (in 000)*                       87        99       113       133                  149       166        204
  Revenues/average quarterly PV *                    $18.30    $21.60    $25.54    $41.76               $40.47    $38.94    $ 33.07
Member & Member equivalents (mill)*                   1.555     1.998     2.688     4.198                4.942     5.287      5.738
 Subscriptions (millions)*                              7.7       8.5      11.4      10.9                 11.9      15.4       11.4
 Number of Community Hosts (000)*                      1.34      1.61      1.69      2.15                 2.08      2.24       2.34
 Number of deals >$1 million*                             1         1         6        13                    4         5          3


* Unaudited data